UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2013 (July 15, 2013)

CĪON Investment Corporation
 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor
New York, New York 10016

(Address of Principal Executive Offices)
____________________

(212) 418-4700

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On July 15, 2013, the board of directors of CĪON Investment Corporation declared two regular semi-monthly cash distributions of $0.029867 per share each.  Both distributions will be paid on August 1, 2013, the first to shareholders of record on July 15, 2013 and the second to shareholders of record on July 31, 2013.

A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2013, Michael R. Manley tendered his resignation as General Counsel and Chief Compliance Officer of CĪON Investment Corporation, effective as of August 9, 2013.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated July 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation

Date:	July 19, 2013	By: /s/ Michael A. Reisner
Co-President and Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated July 19, 2013